Tactical Advantage ETF Trading Symbol: FDAT Listed on NYSE Arca, Inc. Summary Prospectus July 29, 2025 www.tacticaladvantageetf.com/fund/

Before you invest, you may want to review the Tactical Advantage ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated July 29, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.tacticaladvantageetf.com/fund/. You can also get this information at no cost by calling at (833) 817-7010 or by sending an e-mail request to info@fdatetf.com.

Investment Objective

The Tactical Advantage ETF (the “Fund”) seeks long-term capital appreciation as its primary objective. In pursuing its objective, the Fund will strive to limit the volatility of its returns to below that of the equity markets in general.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.64%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(2)	0.14%
Total Annual Fund Operating Expenses	0.78%

(1)	The Fund’s investment adviser, Tidal Investments, LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following: interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”).
(2)	Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$80	$249	$433	$966

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2025, the Fund’s portfolio turnover rate was 823% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed “fund-of ETFs.” Family Dynasty Advisors LLC, the Fund’s sub-adviser (the “Sub-Adviser”), invests the Fund’s assets in ETFs that are listed on U.S. stock exchanges (the “Underlying ETFs”). The Fund will invest in Underlying ETFs that primarily invest in U.S. equity securities or high-yield bonds. Additionally, the Fund will hold cash and cash equivalents. When the Sub-Adviser’s proprietary analysis (described below) forecasts a market uptrend (i.e., a rising equity market), the Fund will increase its holdings in Underlying ETFs and reduce its cash position. In contrast, the Sub-Adviser will reduce its holdings in Underlying ETFs and increase the Fund’s allocation to cash when the Sub-Adviser’s proprietary trading strategy perceives a market downtrend (i.e., a flat or falling market). Allocation changes may apply to the Fund’s overall portfolio if, for example, equity markets as a whole are forecast to change, or may apply to a subset of the Fund’s portfolio if particular sub-markets (e.g., small-cap stocks) are forecast to change.

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The Sub-Adviser manages the Fund’s portfolio using its proprietary strategy, which analyzes both technical and macro-economic indicators. The Sub-Adviser’s strategy focuses on evaluating both Underlying ETF-specific and broad economic data to seek to forecast market trends to select the Underlying ETFs in which the Fund will invest. By adjusting the Fund’s cash position in times of forecasted flat or negative market conditions, the Fund expects to reduce to some extent the extent of loss which may be experienced in the broader equity market. The Fund’s ability to actively manage its cash position is intended to result in a lower volatility of its returns than an investment in the broader equity markets (because cash is a neutral investment that naturally dampens the volatility of an overall portfolio that is otherwise comprised of equity and fixed-income securities).

Technical Indicators: The Sub-Adviser analyzes various technical indicators of potential Underlying ETFs, including, among others, indicators such as trading volume (how many shares are trading over various periods) and moving averages (e.g., prices over periods such as 20 days or 50 days). The Sub-Adviser also considers more complex indicators, including, among others, the stochastic oscillator and the moving average convergence divergence (MACD) described below.

●	The stochastic oscillator is a momentum indicator that shows the location of the Underlying ETF’s closing price relative to its high-low range over a set number of periods. The Sub-Adviser uses this indicator to determine whether the Underlying ETF’s holdings are generally oversold (i.e., the Underlying ETF’s holdings are potentially undervalued) or overbought (i.e., the Underlying ETF’s holdings are potentially overvalued).
●	The MACD is a trend-following momentum indicator that shows the relationship between two moving averages of an Underlying ETF’s price. The MACD can assist the Sub-Adviser’s assessment of whether a security (Underlying ETF) is oversold, overbought, or may be subject to a price reversal.

The Sub-Adviser uses the technical indicators to identify when an Underlying ETF has bullish or bearish momentum, and to identify entry and exit points for trades. Generally speaking, technical indicators for different types of Underlying ETFs (e.g., small cap stocks vs. gold) move somewhat independently of one another. As a result, the trends for each of the Fund’s holdings will differ.

Macro-Economic Indicators: The Sub-Adviser analyzes a broad range of macro-economic data, including actions taken by the Federal Reserve, gross domestic product figures, consumer spending reports, and housing reports. The Sub-Adviser uses its macro-economic analysis to identify broad market trends (e.g., do the stock markets appear likely to increase, stay steady, or decrease?). The Sub-Adviser uses its macro-economic data as an overlay to its technical analysis and incorporates this additional data when determining when to buy, hold, or sell Underlying ETFs.

Fund Allocations: The Sub-Adviser seeks to position the Fund to seek to benefit from market uptrends by allocating all or substantially all of the Fund’s assets to equity ETFs and high-yield bond ETFs, while seeking to minimize the impact of investment price declines by reducing the Fund’s equity and high-yield bond exposure and increasing its allocation to cash equivalent holdings. The Sub-Adviser favors Underlying ETFs that are highly liquid and lower cost.

The Fund’s Underlying ETFs will primarily invest in:

●	one or more economic sectors (e.g., health care, technology, energy);
●	one or more equity market segments (e.g., small- or mid-capitalization stocks); or
●	high-yield bond market segments.

Portfolio Construction:

When the Sub-Adviser’s analysis anticipates market uptrends, the Fund’s portfolio will generally consist of between 10 and 15 Underlying ETFs. When the analysis reflects flat or negative market pricing trends, the Fund will hold fewer Underlying ETFs and allocate more of the Fund’s portfolio to cash or cash equivalent holdings.

Generally, the Fund will be between 90% - 100% invested in Underlying ETFs because, in the Sub-Adviser’s view, most market growth happens more slowly over long time periods. In contrast, market declines, and subsequent recovery periods, usually occur more quickly. As a result, the Fund will substantially increase its cash position infrequently and for relatively short periods. The allocation of cash will depend on the severity of the Sub-Adviser’s assessment of the size and severity of an anticipated market decline. The Sub-Adviser anticipates that the Fund will briefly allocate a significant portion of its portfolio to cash (up to 75%) on a fairly regular basis (e.g., 2-3 times a year).

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Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in The Fund.”

Underlying ETFs Risks. The Fund will incur higher and duplicative expenses because it invests in Underlying ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying ETFs. The Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by the Underlying ETFs. Additionally, the market price of the shares of an Underlying ETF in which the Fund invests will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for an Underlying ETF’s shares may not develop, and market trading in the shares of the Underlying ETF may be halted under certain circumstances. Underlying ETFs are also subject to the “ETF Risks” described below.

Models and Data Risk. The composition of the Fund’s portfolio is heavily dependent on proprietary investment models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete. Any errors in the underlying data sources, data entry or database may result in the Fund acquiring or selling investments based on incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on such data the Sub-Adviser may be induced to buy or sell certain investments it would not have if the data was correct. As a result, the Fund could incur losses or miss out on gains on such investments before the errors are identified and corrected.

Market Capitalization Risk. These risks apply to the extent the Underlying ETFs in which the Fund invests hold securities of large-, mid- and small-capitalization companies.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Equity Market Risk. By virtue of the Fund’s investments in equity ETFs, the Fund is exposed to common stocks indirectly which subjects the Fund to equity market risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Debt Securities Risk. By virtue of the Fund’s investments in high yield bond ETFs, the Fund is exposed to high yield bonds indirectly which subjects the Fund to debt securities risks, which includes:

○	Call Risk. During periods of falling interest rates, an issuer of a callable bond held by an Underlying ETF may “call” or repay the security prior to its stated maturity, and the Underlying ETF may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Underlying ETF’s income.

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○	Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

○	Extension Risk. When interest rates rise, certain obligations will be repaid by the obligor more slowly than anticipated, causing the value of these securities to fall.

○	Credit Risk. An Underlying ETF’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate, making it difficult for the Underlying ETF to sell such investments. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer, which, in turn, may adversely impact the Underlying ETF’s NAV.

○	Interest Rate Risk. The value of an Underlying ETF’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. On the other hand, if rates fall, the value of the fixed income securities generally increases. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

High-Yield Securities (Junk Bond) Risk. High-yield securities (also known as “junk” bonds) carry a greater degree of risk and are more volatile than investment grade securities and are considered speculative. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high-yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. An Underlying ETF’s investments in high-yield securities expose it to a substantial degree of credit risk.

Sector Risk. To the extent an Underlying ETF invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.  The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

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○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading. Although Shares are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

Illiquid Investments Risk. The Fund may, at times, hold illiquid investments, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund.

High Portfolio Turnover Risk. The Fund may actively and frequently trade a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund. The Sub-Adviser has experience managing separate accounts but has no experience with managing an exchange-traded fund or pooled investment vehicle, which may limit the Sub-Adviser’s effectiveness.

Momentum Risk: The Fund employs a “momentum” style of investing and is therefore subject to the risk that its securities may be more volatile than a broad cross-section of securities or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments.

Newer Fund Risk. The Fund is a recently organized management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart shows the annual returns for the Fund year over year. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.tacticaladvantageetf.com/fund/.

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The Fund’s calendar year-to-date return as of June 30, 2025 was 1.03%.

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 6.31% for the quarter ended March 31, 2024 and the lowest quarterly return was -1.67 for the quarter ended June 30, 2024.

Average Annual Total Returns

For the Periods Ended December 31, 2024

	1 Year	Since Inception (April 19, 2023)
Return Before Taxes	9.99%	9.25%
Return After Taxes on Distributions	6.40%	6.80%
Return After Taxes on Distributions and Sale of Fund Shares	6.02%	6.13%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	25.02%	24.50%

Management

Investment Adviser

Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Fund.

Investment Sub-Adviser

Family Dynasty Advisors LLC (the “Sub-Adviser”) serves as an investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Mike Caffey, CPWA, Founder, CEO, and Portfolio Manager for the Sub-Adviser has been a portfolio manager of the Fund since its inception in 2023.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2023.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

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Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and the median bid-ask spread can be found on the Fund’s website at www.tacticaladvantageetf.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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